                                                                   Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DISTRICT OF PENNSYLVANIA

In re:  Carbide Graphite Group, Inc., et al.                                  Case Numbers:  01-0029744 through 01-00297448 MBM
--------------------------------------------                                       Reporting Period:  March 1 to March 31, 2002
                      Debtors

                            MONTHLY OPERATING REPORT

------------------------------------------------------------------------------------------------------------------------------
                                                                                                   DOCUMENT       EXPLANATION
REQUIRED DOCUMENTS                                                               FORM NO.          ATTACHED        ATTACHED
------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                      MOR-1                                 X
------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliation)         MOR-1 (CON'T)                         X
------------------------------------------------------------------------------------------------------------------------------
         Copies of bank statements                                                                                     X
------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journal                                                                    X
------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                          MOR-2                 X
------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                    MOR-3                 X
------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                     MOR-4                 X
------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt                                                    X
------------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period                                           X
------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                             MOR-5                                 X
------------------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable                                                              X
------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                     MOR-5                 X
------------------------------------------------------------------------------------------------------------------------------

Debtor Questionnaire                                                             MOR-6                 X
------------------------------------------------------------------------------------------------------------------------------


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ William M. Thalman                                            4/22/02
-----------------------------------------------------         -----------------
Signature of Debtor                                           Date


William M. Thalman                                      VP - Treasurer
-----------------------------------------------------   -----------------------
Printed Name of Debtor                                                    Title

CARBIDE/GRAPHITE GROUP, INC.
MOR-1


A schedule of cash receipts and disbursements was completed and is available by request. Bank reconciliations were performed and are available by request. Bank statements are available by request. The cash disbursements by legal entity are listed below.


DISBURSEMENTS BY LEGAL ENTITY                                     31-MAR-02
-----------------------------------------------------         -----------------
LEGAL ENTITY

The Carbide/Graphite Group, Inc.                                    $ 9,585,285

Seadrift Coke, L.P.                                                 $ 3,516,019

Carbon/Graphite International, Inc. (FSC)                     less than $15,000

CG Specialty Products Management Corporation                  less than $15,000

Carbide/Graphite Management Corporation                       less than $15,000

CARBIDE/GRAPHITE GROUP, INC.
MOR-2
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE MONTH ENDED MARCH 31, 2002
(#'S IN '000S)


Sales                                                        $  10,557
Cost of goods sold                                              11,699
                                                             ----------
Gross profit                                                    (1,142)

SG&A                                                               672
                                                             ----------
Operating income before items below                             (1,814)

Other compensation                                                   -
Other (income) expense, net                                        429
                                                             ----------
Operating income/(loss)                                         (2,243)

Non-operating expenses (income):
 Special financing costs                                             -
 Interest expense                                                1,350
 Other non-operating (income)/expense                                -
                                                             ----------
Income/(loss) before income taxes                               (3,593)

Provision for income taxes                                          15
                                                             ----------
Net income (loss) from continuing operations                    (3,608)

Extraordinary loss on early extinguishment of debt
   net of tax benefit                                                -

                                                             ----------
Net income (loss)                                            $  (3,608)
                                                             ==========

Est. earnings per share data:
     Income excluding other items                            $   (0.40)
     Income before discontinued operations                   $   (0.43)
     Extraordinary loss                                      $       -
                                                             ----------
     Net income per share                                    $   (0.43)

Weighted average shares                                      8,331,342


CARBIDE/GRAPHITE GROUP, INC.
MOR-3
CONSOLIDATED BALANCE SHEET AS AT MARCH 31, 2002
(#'S IN '000S)


                                     ASSETS
Current assets:
     Cash & short term investments                         $   1,619

     Marketable securities                                         0

     Accounts receivable
           Accounts receivable                                27,983
           Allowance for doubtful accts                       (3,400)
                                                           ----------
           Net accounts receivable                            24,583

     Inventory
           Gross inventory                                    65,710
           Obsolescence reserve                                 (879)
           Lifo reserve                                      (16,483)
                                                           ----------
           Net inventory                                      48,348

     Prepaid expenses                                          3,093
     Other current assets                                      3,699
     Deferred tax asset                                            0
                                                           ----------
        Total current assets                                  81,342

Fixed assets:
     Gross                                                   350,553
     Accumulated depreciation                               (239,208)
                                                           ----------
        Net fixed assets                                     111,345

Other assets                                                   6,501
                                                           ----------
        TOTAL ASSETS                                       $ 199,188
                                                           ==========

                                LIABILITIES
Current liabilities:
     Trade accounts payable                                $  25,439
     Overdrafts                                                    0
     Other current liabilities                                35,955
     Debt - Current                                          135,006
                                                           ----------
        Total current liabilities                            196,400

Long-term debt:
     Senior notes                                                  0
     Line of credit                                                0
                                                           ----------
        Total long -term debt                                      0

Long term reserves                                            15,718
Deferred revenue                                               1,114
Deferred tax provision                                             0
                                                           ----------
        TOTAL LIABILITIES                                    213,232

                           SHAREHOLDERS' EQUITY
Common stock                                                      99
Additional paid in capital                                    36,712
Treasury stock, at cost                                      (11,207)
Common stock to be issued under warrants                       3,424
Unfunded pension obligation                                   (4,893)
Other comprehensive income                                         0
Retained earnings                                            (38,179)
                                                           ----------
        TOTAL SHAREHOLDERS' EQUITY                           (14,044)
                                                           ----------
        TOTAL LIABILITIES AND S.H. EQUITY                  $ 199,188
                                                           ==========


THE CARBIDE/GRAPHITE GROUP INC.
DEBTOR
CASE # 01-29744-MBM

Status of PostPetition Taxes
Report Period - March, 2002

                                     Beginning          Amount                                                         Ending
                                        Tax          Withheld or       Amount           Date          Check No.          Tax
                                     Liability         Accrued          Paid            Paid           or EFT         Liability
                                 ------------------------------------------------------------------------------------------------
FEDERAL
Withholding                                  -       313,797.27       58,184.99        3/8/2002        **                      -
                                                                      99,561.09       3/18/2002        **
                                                                      57,806.01       3/22/2002        **
                                                                      98,245.18        4/1/2002        **
                                                                                                       **

FICA - Employee                              -       179,105.28       35,114.37        3/8/2002        **                   0.04
                                                                      54,973.65       3/18/2002        **
                                                                      34,043.99       3/22/2002        **
                                                                      54,973.23        4/1/2002        **
                                                                                                       **

FICA - Employer                              -       180,567.99       35,425.67        3/8/2002        **                  (0.04)
                                                                      55,720.68       3/18/2002        **
                                                                      34,237.11       3/22/2002        **
                                                                      55,184.57        4/1/2002        **
                                                                                                       **

Unemployment                         34,266.02         1,648.55                                                        35,914.57

Income                                       -                -                                                                -

Other:

Total Federal Taxes                  34,266.02       675,119.09      673,470.54                                        35,914.57

STATE AND LOCAL
Withholding                             543.47        95,191.77       95,735.24                 See Attached                   -

Sales                                        -        23,065.41        9,153.00       3/20/2002            303811              -
                                                                       5,621.16             EFT       78301/99275
                                                                       8,291.25       3/15/2002            501682


Excise                                       -                -               -                                                -

Unemployment                        338,654.61        46,709.06                          192.46 See Attached          385,171.21

Real Property                                -                                                                                 -

Personal Property                            -                                                                                 -

Other:

Total State and Local Taxes         339,198.08       164,966.24      118,800.65                                       385,171.21

Total Taxes                         373,464.10       840,085.33      792,271.19                                       421,085.78


                      ** ADP Statement of Deposits Attached






                    SUI Due          KY                     108,025.73
                                     NY                     136,033.86
                                     NC                         160.15
                                     PA                     140,759.48
                                     CO                         192.00
                                     MISS                            -
                                     OH                              -
                                                       ----------------
                                                            385,171.22

THE CARBIDE/GRAPHITE GROUP INC.
DEBTOR
CASE # 01-29744-MBM

Status of PostPetition Taxes
Report Period - March, 2002

State Income Tax Deposits

                        NY             IN              KY             PA              CO          OH          NC

      3/12/2002       6,613.21
      3/19/2002                                                                                             136.00
      3/20/2002      11,789.86                                      11,355.35
      3/22/2002                                     15,880.77
      3/26/2002       6,229.57
       4/2/2002                                                                                             136.00
       4/3/2002      11,563.70                                      10,942.59
       4/9/2002                                     16,148.55
      4/12/2002                                                                    448.00


      4/22/2002                       3,676.60

                   ------------------------------------------------------------------------------------------------

                     36,196.34        3,676.60      32,029.32       22,297.94      448.00            -      272.00       94,920.20



                                 W/H          Deposits
PA- SIT                       22,297.94      22,297.94

PA-SUI                        20,057.67

NY- SIT                       36,196.34      36,196.34

NY-SUI                        29,552.57

KY- SIT                       32,029.32      32,029.32

KY-SUI                        (2,928.96)

IN- SIT                        3,676.60       3,676.60

CO- SIT                          448.00         448.00

CO-SUI                                               -

MISS- SIT                        271.57         815.04       4/15/2002

MISS_SUI                                        189.00       4/30/2002

OH- SIT                                              -

OH-SUI                           (10.37)          3.46       4/30/2002

NC- SIT                          272.00         272.00

NC- SUI                           38.15


SIT                           95,191.77      95,735.24


SUI                           46,709.06         192.46

SEADRIFT COKE L.P.
DEBTOR
CASE # 01-29744-MBM

Status of PostPetition Taxes
Report Period - March, 2002

                                     Beginning          Amount                                                         Ending
                                        Tax          Withheld or       Amount                         Check No.          Tax
                                     Liability         Accrued          Paid                           or EFT         Liability
                                 ------------------------------------------------------------------------------------------------
FEDERAL
Withholding                                  -        89,860.92       34,121.23        3/5/2002       **                      -
                                                                      26,945.21       3/19/2002       **
                                                                      28,794.48        4/2/2002

FICA - Employee                              -        53,026.24       19,212.89        3/5/2002       **                      -
                                                                      16,699.65       3/19/2002       **
                                                                      17,113.70        4/2/2002

FICA - Employer                              -        53,026.20       19,212.85        3/5/2002       **                      -
                                                                      16,699.69       3/19/2002       **
                                                                      17,113.66        4/2/2002

Unemployment                          6,103.15            92.37               -                       **               6,195.52

Income                                       -

Other:

Total Federal Taxes                   6,103.15       196,005.73      195,913.36                                        6,195.52

STATE AND LOCAL
Withholding                                  -                                                                                -

Sales                                        -         3,515.96        3,515.96       3/13/2002           41254               -

Excise                                       -                                                                                -

Unemployment                         10,872.91         6,085.76               -                       **              16,958.67

Real Property                                -                                                                                -

Personal Property                            -                                                                                -

Other:                                       -                                                                                -

Total State and Local Taxes          10,872.91         9,601.72        3,515.96                                       16,958.67

Total Taxes                          16,976.06       205,607.45      199,429.32                                       23,154.19



                      ** ADP Statement of Deposits Attached

MOR-5

THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS PAYABLE AGING
MARCH 31, 2002



                   TOTAL           0 - 30 DAYS         31 - 60 DAYS        61 - 90 DAYS        91 - 120 DAYS         PRE-PETITION
----------------------------------------------------------------------------------------------------------------------------------
            $ 22,217,666           $ 1,335,297            $ 155,718            $ 14,771             $ (8,667)        $ 20,720,547
----------------------------------------------------------------------------------------------------------------------------------


A summary of unpaid post petition debts has been completed and is available upon request



THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS RECEIVABLE AGING
MARCH 31, 2002


                                   0 - 30 DAYS         31 - 60 DAYS        61 - 90 DAYS        91 - 120 DAYS        OVER 120 DAYS
                   TOTAL           OUTSTANDING          OUTSTANDING         OUTSTANDING          OUTSTANDING          OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------------
            $ 22,825,936          $ 10,321,697          $ 6,693,758         $ 1,787,679          $ 1,304,432          $ 2,718,371
----------------------------------------------------------------------------------------------------------------------------------


An accounts receivable reconciliation has been completed and is available upon request.

THE CARBIDE/GRAPHITE GROUP, INC.
MOR-6
DEBTOR QESTIONNAIRE
MARCH 31, 2002

-----------------------------------------------------------------------------------------------------------------------
                                                                                                 Yes             No
-----------------------------------------------------------------------------------------------------------------------
1.     Have any assets been sold or transferred outside the normal course of business
       this reporting period?  If yes, provide and explanation below.                                            X
-----------------------------------------------------------------------------------------------------------------------
2.     Have any funds been disbursed from any account other than a debtor in possession
       account this reporting period?  If yes, provide and explanation below.                                    X
-----------------------------------------------------------------------------------------------------------------------
3.     Have all postpetition tax returns been timely filed?  If no, provide and
       explanation below.                                                                         X
-----------------------------------------------------------------------------------------------------------------------
4.     Are workers compensation, general liability and other necessary insurance
       coverages in effect?  If no, provide an explanation below.                                 X

-----------------------------------------------------------------------------------------------------------------------
